QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2005

QWEST COMMUNICATIONS INTERNATIONAL INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)
001-15577 (Commission File Number)	84-1339282 (IRS Employer Identification No.)
1801 California Street, Denver, Colorado (Address of Principal Executive Offices)	80202 (Zip Code)
(303) 992-1400 (Registrant's Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)
QWEST CORPORATION (Exact Name of Registrant as Specified in Its Charter)
Colorado (State or Other Jurisdiction of Incorporation)
001-03040 (Commission File Number)	84-0273800 (IRS Employer Identification No.)
1801 California Street, Denver, Colorado (Address of Principal Executive Offices)	80202 (Zip Code)
(303) 992-1400 (Registrant's Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

$1.75 Billion Debt Offering

        On June 17, 2005, Qwest Communications International Inc. ("QCII") and its wholly-owned subsidiary, Qwest Corporation ("QC" and, together with QCII, "Qwest," "we," "us" or "our"), completed an offering of $1.75 billion aggregate principal amount of senior debt securities in private placements conducted pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Act"). The securities were issued in three series (collectively, the "Notes"):

  •
  $600 million aggregate principal amount of 7 1/2% Senior Notes due 2014 issued by QCII (the "QCII Notes");

  •
  $400 million aggregate principal amount of 7.625 Notes due 2015 issued by QC (the "7.625% Notes"); and

  •
  $750 million aggregate principal amount of Floating Rate Notes due 2013 issued by QC (together with the 7.625% Notes, the "QC Notes").

        The QCII Notes were issued pursuant to an Indenture, dated as of February 5, 2004, among QCII, its wholly-owned subsidiaries, Qwest Services Corporation ("QSC") and Qwest Capital Funding, Inc. ("QCF"), and J.P. Morgan Trust Company, as supplemented by a First Supplemental Indenture, dated as of June 17, 2005, among QCII, QSC, QCF and U.S. Bank National Association (together, the "QCII Indenture"). The QC Notes were issued pursuant to an Indenture, dated as of October 15, 1999, between QC and Bank One Trust Company, National Association, as supplemented by a First Supplemental Indenture, dated as of August 19, 2004, a Second Supplemental Indenture, dated as of November 23, 2004, and a Third Supplemental Indenture, dated as of June 17, 2005 between QC and U.S. Bank National Association.

        The QCII Notes are senior unsecured obligations and will rank equally in right of payment with all other unsecured and unsubordinated indebtedness of QCII. QSC and QCF have guaranteed the QCII Notes. The QC Notes are senior unsecured obligations and will rank equally in right of payment with all other unsecured and unsubordinated indebtedness of QC.

        The holders of the QCII Notes are entitled to the benefits of a Registration Rights Agreement, dated June 17, 2005, among QCII, QSC, QCF and the initial purchases listed therein, and the holders of the QC Notes are entitled to the benefits of a Registration Rights Agreement, dated June 17, 2005, among QC and the initial purchasers listed therein (collectively, the "Registration Rights Agreements"). Under the Registration Rights Agreements, Qwest has agreed to file exchange offer registration statements with the Securities and Exchange Commission with respect to offers to exchange the Notes for new issues of substantially identical notes registered under the Securities Act of 1933, as amended, and to use its commercially reasonable efforts to cause the registration statements to be declared effective prior April 28, 2006 and to complete the exchange offers not more than 45 days after such effectiveness. Qwest also may be required to file shelf registration statements to cover resales of the Notes under circumstances. If Qwest fails to satisfy certain of its obligations under the Registration Rights Agreements, it will be required to pay additional interest on the Notes.

        The net proceeds of the offering of the Notes will be used for general corporate purposes, including repayment of indebtedness, and funding and refinancing investments in telecommunication assets.

$200 Million Debt Offering

        On June 23, 2005, QCII issued a press release announcing that it had completed an offering of $200 million aggregate principal amount of 7 1/2% Senior Notes due 2014—Series B (the "QCII Series B Notes") in a private placement conducted pursuant to Rule 144A under the Act. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety. The QCII Series B Notes are part of the same series of notes as the QCII

Notes and were issued pursuant to the QCII Indenture, as supplemented by a Second Supplemental Indenture, dated as of June 23, 2005, among QCII, QSC, QCF and U.S. Bank National Association.

        The QCII Series B Notes are senior unsecured obligations and will rank equally in right of payment with all other unsecured and unsubordinated indebtedness of QCII. QSC and QCF have guaranteed the QCII Series B Notes. The holders of the QCII Series B Notes are entitled to the benefits of a Registration Rights Agreement, dated June 23, 2005, among QCII, QSC, QCF and the initial purchases listed therein, which provides for substantially the same registration rights as provided by the Registration Rights Agreements.

        The net proceeds of the offering of the QCII Series B Notes will be used for general corporate purposes, including repayment of indebtedness, and funding and refinancing investments in telecommunication assets.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

        The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(c)
Exhibits

Exhibit No.	Description
Exhibit 4.1	First Supplemental Indenture, dated as of June 17, 2005, by and among Qwest Communications International Inc., Qwest Services Corporation, Qwest Capital Funding, Inc. and U.S. Bank National Association.
Exhibit 4.2	Third Supplemental Indenture, dated as of June 17, 2005, by and between Qwest Corporation and U.S. Bank National Association.
Exhibit 4.3
Second Supplemental Indenture, dated as of June 23, 2005, by and among Qwest Communications International Inc., Qwest Services Corporation, Qwest Capital Funding, Inc. and U.S. Bank National Association.
Exhibit 10.1
Registration Rights Agreement, dated as of June 17, 2005, among Qwest Communications International Inc., Qwest Services Corporation, Qwest Capital Funding, Inc. and the initial purchasers listed therein.
Exhibit 10.2	Registration Rights Agreement, dated as of June 17, 2005, among Qwest Corporation and the initial purchasers listed therein.
Exhibit 10.3
Registration Rights Agreement, dated as of June 23, 2005, among Qwest Communications International Inc., Qwest Services Corporation, Qwest Capital Funding, Inc. and the initial purchasers listed therein.
Exhibit 99.1	Press Release, dated June 23, 2005.

Forward Looking Statements Warning

        This filing may contain projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by us with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including but not limited to: access line losses due to increased competition, including from technology substitution of our access lines with wireless and cable alternatives; our substantial indebtedness, and our inability to complete any efforts to de-lever our balance sheet through asset sales or other transactions; any adverse outcome of the current investigation by the U.S. Attorney's office in Denver into certain matters relating to us; adverse results of increased review and scrutiny by regulatory authorities, media and others (including any internal analyses) of financial reporting issues and practices or otherwise; rapid and significant changes in technology and markets; any adverse developments in commercial disputes or legal proceedings, including any adverse outcome of current or future legal proceedings related to matters that are the subject of governmental investigations, and, to the extent not covered by insurance, if any, our inability to satisfy any resulting obligations from funds available to us, if any; potential fluctuations in quarterly results; volatility of our stock price; intense competition in the markets in which we compete including the likelihood of certain of our competitors consolidating with other providers or otherwise reorganizing their capital structure to more effectively compete against us; changes in demand for our products and services; acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels; higher than anticipated employee levels, capital expenditures and operating expenses; adverse changes in the regulatory or legislative environment affecting our business; changes in the outcome of future events from the assumed outcome included in our significant accounting policies; and our ability to utilize net operating losses in projected amounts.

        The information contained in this filing is a statement of our present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and our assumptions. We may change our intention, belief or expectation, at any time and without notice, based upon any changes in such factors, in our assumptions or otherwise. The cautionary statements contained or referred to in this filing should be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. This filing may include analysts' estimates and other information prepared by third parties for which we assume no responsibility.

        We undertake no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

        By including any information in this filing, we do not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each of Qwest Communications International Inc. and Qwest Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QWEST COMMUNICATIONS INTERNATIONAL INC.
DATE: June 23, 2005	By:	/s/ STEPHEN E. BRILZ Name: Stephen E. Brilz Title: Assistant Secretary
QWEST CORPORATION
DATE: June 23, 2005	By:	/s/ STEPHEN E. BRILZ Name: Stephen E. Brilz Title: Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 4.1	First Supplemental Indenture, dated as of June 17, 2005, by and among Qwest Communications International Inc., Qwest Services Corporation, Qwest Capital Funding, Inc. and U.S. Bank National Association.
Exhibit 4.2	Third Supplemental Indenture, dated as of June 17, 2005, by and between Qwest Corporation and U.S. Bank National Association.
Exhibit 4.3
Second Supplemental Indenture, dated as of June 23, 2005, by and among Qwest Communications International Inc., Qwest Services Corporation, Qwest Capital Funding, Inc. and U.S. Bank National Association.
Exhibit 10.1
Registration Rights Agreement, dated as of June 17, 2005, among Qwest Communications International Inc., Qwest Services Corporation, Qwest Capital Funding, Inc. and the initial purchasers listed therein.
Exhibit 10.2	Registration Rights Agreement, dated as of June 17, 2005, among Qwest Corporation and the initial purchasers listed therein.
Exhibit 10.3
Registration Rights Agreement, dated as of June 23, 2005, among Qwest Communications International Inc., Qwest Services Corporation, Qwest Capital Funding, Inc. and the initial purchasers listed therein.
Exhibit 99.1	Press Release, dated June 23, 2005.

QuickLinks

SIGNATURES
EXHIBIT INDEX